Note 15 - Retirement Fund and Profit Sharing Plan - Weighted Average Assumptions Used in Determining the Periodic Net Cost and Benefit Obligation (Details) - Supplemental Employee Retirement Plan [Member]
	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Discount rate, net periodic benefit cost	5.50%	4.75%	5.00%
Rate of compensation increase, net periodic benefit cost	2.50%	2.50%	2.50%
Discount rate, benefit obligation	5.25%	5.50%	4.75%
Rate of compensation increase, benefit obligation	2.50%	2.50%	2.50%